Exhibit 10.40

EXECUTION

AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER SPREAD ACQUISITION AND MSR SERVICING AGREEMENT

(PARTICIPATION CERTIFICATES AND SERVICING)

This Amendment No. 2 to Amended and Restated Master Spread Acquisition and MSR Servicing Agreement, dated as of November 10, 2015 (this “Amendment”) among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “CSFB”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PENNYMAC HOLDINGS, LLC (the “Purchaser”).

The Seller and the Purchaser are parties to that certain Amended and Restated Master Spread Acquisition and MSR Servicing Agreement, dated as of April 30, 2015 (as amended by Amendment No. 1 to Amended and Restated Master Spread Acquisition and MSR Servicing Agreement, dated as of August 26, 2015, the “Existing Agreement”, and as further amended by this Amendment, the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Agreement.

The Purchaser transferred the Participation Certificate to CSFB in accordance with the terms of the Existing Agreement in order to perfect CSFB’s interest in the Participation Interest.

The parties hereto have agreed, subject to the terms and conditions of this Amendment, that the Existing Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Agreement.

Accordingly, the parties hereto hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Agreement is hereby amended as follows:

SECTION 1. Definitions. Article I of the Existing Agreement is hereby amended by:
1.1 deleting the definition of “Lender” in its entirety and replacing it with the following in its proper alphabetical order:

“Buyer” means Credit Suisse First Boston Capital LLC, together with its successors and assigns.

1.2 deleting all references to “Lender” in their entirety and replacing them with “Buyer”.
1.3 deleting the definition of “Loan and Security Agreement” in its entirety and replacing it with the following in its proper alphabetical order:

“Repurchase Agreement”  means that certain Master Repurchase Agreement (Participation Certificates and Servicing), dated November 10, 2015, among Seller, Private National Mortgage Acceptance Company, LLC (“Guarantor”) and the Buyer, as amended from time to time, which amended and restated that certain

Third Amended and Restated Loan and Security Agreement, dated March 27, 2015, among Seller, Guarantor and Buyer, as further amended from time to time.

1.4 deleting all references to “Loan and Security Agreement” in their entirety and replacing them with “Repurchase Agreement”.

SECTION 2. Effective Date; Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1 Delivered Documents. On the Amendment Effective Date, CSFB shall have received the following documents, each of which shall be satisfactory to CSFB in form and substance:
(a) this Amendment, executed and delivered by duly authorized officers of CSFB, the Seller and the Purchaser; and
(b) such other documents as CSFB or counsel to CSFB may reasonably request.

SECTION 3. Representations and Warranties.  Each of the Seller and the Purchaser hereby represents and warrants to CSFB that it is in compliance with all the terms and provisions set forth in the Agreement on its part to be observed or performed, and that no default under the Agreement has occurred or is continuing, and (x) with respect to the Seller, hereby confirms and reaffirms the representations and warranties contained in Section 2.01 of the Agreement and (y) with respect to the Purchaser, hereby confirms and reaffirms the representations and warranties contained in Section 2.02 of the Agreement.

SECTION 4. Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 6. Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 7. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN).

Signature Page to Amendment No. 2 to Amended and Restated Master Spread Acquisition and MSR Servicing Agreement

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

By:	/s/ Adam Loskove
Name: Adam Loskove
Title: Vice President

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

PENNYMAC HOLDINGS, LLC, as Purchaser

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

Signature Page to Amendment No. 2 to Amended and Restated Master Spread Acquisition and MSR Servicing Agreement